SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 15, 1997







                           CNL INCOME FUND XVIII, LTD.
               (Exact Name of Registrant as Specified in Charter)


                   Florida                           33-90998-01                        59-3295394
        (State or other jurisdiction          (Commission File Number)                 (IRS Employer
              of incorporation)                                                     Identification No.)


      400 East South Street, Suite 500                              32801
              Orlando, Florida                                   (Zip Code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 422-1574

Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              Status of the Offering

              Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000) were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of July 18, 1997, CNL XVIII had received subscription proceeds of $23,290,947 (2,329,095 Units) from 1,127 Limited Partners.

              As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

              Acquisition of Properties

              From May 23, 1997 through July 18, 1997, CNL XVIII acquired two Properties. The Properties are an Arby's Property (in Lexington, North Carolina) and an IHOP Property (in Bridgeview, Illinois).

              In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease.

              The following table sets forth the location of the two Properties consisting of land and building, acquired by CNL XVIII from May 23, 1997 through July 18, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                     From May 23, 1997 through July 18, 1997

                                                            Lease
                                                           Expira-
                                                          tion and                                              Option
Property Location and              Purchase       Date     Renewal            Minimum                           To
Competition                        Price (1)    Acquired   Options       Annual Rent (2)    Percentage Rent     Purchase
---------------------              ---------    --------  ---------      ---------------    ---------------     --------
ARBY'S                             $632,418     07/15/97   07/2017; two    $63,242;          for each lease    during the
(the "Lexington Property")                                 five-year       increases by      year, (i) 4% of   seventh
Existing restaurant                                        renewal         4.14% after the   annual gross      and tenth
                                                           options         third lease       sales minus       lease
The Lexington Property is                                                  year and after    (ii) the          years only
located on the northeast corner                                            every three       minimum annual
of North Main Street and East                                              years             rent for such
Fourth Street, in Lexington,                                               thereafter        lease year
Davidson County, North                                                     during the
Carolina, in an area of mixed                                              lease term
retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Lexington
Property include a local
restaurant.

IHOP                               $1,423,008   07/16/97   07/2017;        $144,080;         for each lease    during the
(the "Bridgeview Property")                                three five-     increases by      year, (i) 4% of   eleventh
Existing restaurant                                        year renewal    10% after the     annual gross      lease year
                                                           options         fifth lease       sales minus       and at the
The Bridgeview Property is                                                 year and after    (ii) the          end of the
located at the northeast                                                   every five        minimum annual    initial
quadrant of the intersection of                                            years             rent for such     lease term
West 79th Street and Harlem                                                thereafter        lease year
Avenue, in Bridgeview, Cook                                                during the
County, Illinois, in an area of                                            lease term
mixed retail, commercial, and
residential development.  Other
fast-food and family-style
restaurants located in
proximity to the Bridgeview
Property include a Pizza Hut, a
McDonald's, a White Castle, and
a Burger King.


FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired is set forth below:

         Property                               Federal Tax Basis
         ---------                              -----------------
         Lexington Property                      $  456,000
         Bridgeview Property                      1,144,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                           CNL INCOME FUND XVIII, LTD.
                       PROPERTIES ACQUIRED FROM INCEPTION
                              THROUGH JULY 18, 1997
              For the Period October 12, 1996 (the date operations commenced)
                     through December 31, 1996 (Unaudited)


         The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from inception through July 18, 1997. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The statement should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.




                                       Burger King         Golden Corral            Jack in the Box             Jack in the Box
                                       Kinston, NC       Houston #1, TX (7)        Echo Park, CA (6)           Henderson, NV (6)
                                       -----------       ------------------        -----------------           ------------------
Estimated Taxable Operating Results:

Base Rent (1)                           $ 19,862              (5)                       (5)                         (5)

Management Fees (2)                         (199)             (5)                       (5)                         (5)

General and Administrative
  Expenses (3)                              (993)             (5)                       (5)                         (5)
                                        --------

Estimated Cash Available from
  Operations                              18,670              (5)                       (5)                         (5)

Depreciation Expense (4)                  (3,660)             (5)                       (5)                         (5)
                                        --------

Estimated Taxable Operating Results     $ 15,010              (5)                       (5)                         (5)
                                        ========








                                  See Footnotes


                                        Jack in the Box           Golden Corral             Boston Market            Black-eyed Pea
                                       Centerville, TX (6)       Galveston, TX (7)            Raleigh, NC              Atlanta, GA
                                       -------------------       -----------------           -------------            ------------
Estimated Taxable Operating Results:

Base Rent (1)                                (5)                      (5)                      $ 27,144                  $ 15,358

Management Fees (2)                          (5)                      (5)                          (271)                     (154)

General and Administrative
  Expenses (3)                               (5)                      (5)                        (1,357)                     (768)
                                                                                               --------                  --------

Estimated Cash Available from
  Operations                                 (5)                      (5)                        25,516                    14,436

Depreciation Expense (4)                     (5)                      (5)                        (2,672)                   (3,596)
                                                                                               --------                  --------

Estimated Taxable Operating Results          (5)                      (5)                      $ 22,844                  $ 10,840
                                                                                               ========                  ========

                                  See Footnotes


                                      Golden Corral               Boston Market              On The Border        Boston Market
                                        Stow, OH                 San Antonio, TX            San Antonio, TX       Minnetonka, MN
                                      -------------             ----------------            ----------------     ----------------
Estimated Taxable Operating Results:

Base Rent (1)                             $42,009                    (5)                         (5)                  (5)

Management Fees (2)                          (420)                   (5)                         (5)                  (5)

General and Administrative
  Expenses (3)                             (2,100)                   (5)                         (5)                  (5)
                                         --------

Estimated Cash Available from
  Operations                               39,489                    (5)                         (5)                  (5)

Depreciation Expense (4)                   (7,047)                   (5)                         (5)                  (5)
                                         --------

Estimate Taxable Operating Results       $ 32,442                    (5)                         (5)                  (5)
                                         ========





                                  See Footnotes



                                            Wendy's         Boston Market          Jack in the Box           Golden Corral
                                           Sparta, TN       Timonium, MD          Houston #2, TX (6)     Elizabethtown, KY (7)
                                           ----------       -------------         ------------------     ---------------------
Estimated Taxable Operating Results:

Base Rent (1)                                (5)                (5)                    (5)                     (5)

Management Fees (2)                          (5)                (5)                    (5)                     (5)

General and Administrative
  Expenses (3)                               (5)                (5)                    (5)                     (5)

Estimated Cash Available from
  Operations                                 (5)                (5)                    (5)                     (5)

Depreciation Expense (4)                     (5)                (5)                    (5)                     (5)

Estimate Taxable Operating Results           (5)                (5)                    (5)                     (5)



                                  See Footnotes




                                           IHOP                     Arby's                  IHOP
                                    Santa Rosa, CA (8)          Lexington, NC        Bridgeview, IL(8)               Total
                                    ------------------          -------------        -----------------              -------
Estimated Taxable
 Operating Results:

Base Rent (1)                           $ 28,547                 $ 13,861                $ 31,579                  $178,360

Management Fees (2)                         (285)                    (139)                   (316)                   (1,784)

General and Administrative
  Expenses (3)                            (1,427)                    (693)                 (1,579)                   (8,917)
                                        --------                 --------                 -------                   -------

Estimated Cash Available from
  Operations                              26,835                   13,029                  29,684                   167,659

Depreciation Expense (4)                  (4,678)                  (2,499)                 (6,267)                  (30,419)
                                        --------                 --------                --------                  --------

Estimate Taxable Operating Results      $ 22,157                 $ 10,530                $ 23,417                  $137,240
                                        ========                 ========                ========                  ========




FOOTNOTES:

(1) Represents rental income from leases for seven of the 19 Properties acquired from inception through July 18, 1997, which were operational at the time acquired by CNL XVIII, for the period commencing October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The 12 Properties acquired by CNL XVIII that are under construction are not presented due to the fact that they were not operational for the period presented.

(2) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) This Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below:

         Property Estimated Final Completion Date

         Houston #1 Property                     June 25, 1997
         Echo Park Property                      July 6, 1997
         Henderson Property                      July 6, 1997
         Centerville Property                    July 7, 1997
         Galveston Property                      July 21, 1997
         San Antonio #1 Property                 October 13, 1997
         San Antonio #2 Property                 October 14, 1997
         Minnetonka Property                     October 26, 1997
         Sparta Property                         August 28, 1997
         Timonium Property                       November 4, 1997
         Houston #2 Property                     November 5, 1997
         Elizabethtown Property                  November 17, 1997

(6) The lessee of the Echo Park, Henderson, Centerville and Houston #2 Properties is the same unaffiliated lessee.

(7) The lessee of the Houston #1, Galveston and Elizabethtown Properties is the same unaffiliated lessee.

(8) The lessee of the Santa Rosa and Bridgeview Properties is the same unaffiliated lessee.

Item 3.   Bankruptcy or Receivership.

Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.   Other Events.

Not applicable.

Item 6.   Resignation of Registrant's Directors.

Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                            Page
                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1997                               13

   Pro Forma Statement of Income for the year ended March 31, 1997            14

   Pro Forma Statement of Income for the year ended December 31, 1996         15

   Notes to Pro Forma Financial Statements for the quarter ended
        March 31, 1997 and the year ended December 31, 1996                   16

                         PRO FORMA FINANCIAL INFORMATION


         The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through March 31, 1997, including the receipt of $16,736,878 in gross offering proceeds from the sale of 1,673,688 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire eight properties, five of which were under construction at March 31, 1997, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $6,554,069 in gross offering proceeds from the sale of 655,407 additional Units during the period April 1, 1997 through July 18, 1997, (iii) the assumed future sales of 202,422 Units, resulting in the receipt of $2,024,218 in gross offering proceeds through May 22, 1997, and (iv) the application of such funds and $6,079,177 of cash and cash equivalents at March 31, 1997, to purchase 11 additional properties during the period April 1, 1997 through July 18, 1997 (six of which are under construction and consist of land and building, one property which is under construction and consists of building only and four properties which consist of land and building), to pay additional construction costs for the five properties under construction at March 31, 1997, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1997, includes the transactions described in
(i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii), (iii) and (iv) above, as if they had occurred on March 31, 1997.

         The Pro Forma Statements of Income for the quarter ended March 31, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statements of Income for the properties owned by CNL XVIII as of July 18, 1997, due to the fact that these properties did not have a previous rental history.

         This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1997



                                                                                Pro Forma
          ASSETS                                        Historical             Adjustments             Pro Forma
                                                        ----------             -----------             ----------
Land and buildings on operating
  leases, less accumulated
  depreciation                                          $ 8,231,628           $ 7,871,708 (a)         $16,103,336
Net investment in direct
  financing leases (b)                                      651,984             5,494,962 (a)           6,146,946
Cash and cash equivalents                                 6,079,177            (6,079,177)(a)               -
Receivables                                                  78,257                                        78,257
Prepaid expenses                                                900                                           900
Organization costs, less
  accumulated amortization                                    9,089                                         9,089
Accrued rental income                                         6,504                                         6,504
Other assets                                                363,240             (301,406)(a)               61,834
                                                        -----------          -----------              -----------

                                                        $15,420,779          $ 6,986,087              $22,406,866
                                                        ===========          ===========              ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                                        $    70,480                                   $    70,480
Accrued construction costs
  payable                                                   686,342          $  (686,342)(a)    -
Distributions payable                                       154,476                                       154,476
Due to related parties                                      141,104             (133,812)(a)                7,292
Rents paid in advance                                       118,189              118,189
                                                        -----------           -----------             -----------
    Total liabilities                                     1,170,591             (820,154)                 350,437

Partners' capital                                        14,250,188             7,806,241 (a)          22,056,429
                                                        -----------           -----------             -----------

                                                        $15,420,779           $ 6,986,087             $22,406,866
                                                        ===========           ===========             ===========




       See accompanying notes to unaudited pro forma financial statements.

                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                          QUARTER ENDED MARCH 31, 1997



                                                                                     Pro Forma
                                                                Historical          Adjustments         Pro Forma
                                                                ----------          -----------         ----------
Revenues:
  Rental income from operating
    leases                                                     $  52,230             $      -           $  52,230
  Earned income from direct
    financing leases                                               1,113                    -               1,113
  Interest income                                                 42,871                    -              42,871
                                                               ---------             ---------          ---------
                                                                  96,214                    -              96,214
                                                               ---------             ---------          ---------

Expenses:
  General operating and
    administrative                                                16,685                    -              16,685
  Professional services                                            5,896                    -               5,896
  Management fees to related party                                 1,212                    -               1,212
  State and other taxes                                              416                    -                 416
  Depreciation and amortization                                    9,828                    -               9,828
                                                               ---------             ---------          ---------
                                                                  34,037                    -              34,037
                                                               ---------             ---------          ---------

Net Income                                                     $  62,177             $      -           $  62,177
                                                               =========             =========          =========


Net Income Per Limited Partner
  Unit                                                         $    0.05                                $    0.05
                                                               =========                                =========


Weighted Average Number of Units
  Outstanding                                                  1,252,970                                1,252,970
                                                               =========                                =========



       See accompanying notes to unaudited pro forma financial statements.

                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996



                                                                                     Pro Forma
                                                                Historical          Adjustments         Pro Forma
                                                                ---------           -----------         ---------
Revenues:
  Rental income from operating lease                             $ 1,373             $    -             $ 1,373
  Interest income                                                 30,241                  -              30,241
                                                                 -------             -------            -------
                                                                  31,614                  -              31,614
                                                                 -------             -------            -------

Expenses:
  General operating and administrative                             3,980                  -               3,980
  Management fee to related party                                     12                  -                  12
  Depreciation and amortization                                      712                  -                 712
                                                                 -------             -------            -------
                                                                   4,704                  -               4,704
                                                                 -------             -------            -------

Net Income                                                       $26,910             $    -             $26,910
                                                                 =======             =======            =======


Net Income Per Limited Partner
  Unit                                                           $  0.05                                $  0.05
                                                                 =======                                =======


Weighted Average Number of Units
  Outstanding                                                    503,436                                503,436
                                                                 =======                                =======








       See accompanying notes to unaudited pro forma financial statements.

                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                  FOR THE QUARTER ENDED MARCH 31, 1997 AND THE
                          YEAR ENDED DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $6,554,069 from the sale of 655,407 Units during the period April 1, 1997 through July 18, 1997, the assumed future sales of 202,422 Units, resulting in the receipt of $2,024,218 in gross offering proceeds through July 18, 1997, and $6,079,177 of cash and cash equivalents at March 31, 1997, used (i) to acquire 11 properties for $12,360,344, (ii) to fund estimated construction costs of $1,005,240 ($686,342 of which was accrued as construction costs payable at March 31, 1997) relating to the five properties under construction at March 31, 1997, (iii) to pay acquisition fees and other costs of $435,639 ($49,617 of which was accrued as due to related parties at March 31, 1997) and reclassify from other assets $301,406 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $856,241 ($84,195 of which was accrued as due to related parties at March 31, 1997), which have been netted against partners' capital.

         The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:


                                                              Estimated purchase
                                                               price (including
                                                               construction and     Acquisition
                                                              closing costs) and        fees
                                                                additional con-      allocated
                                                                struction costs     to property       Total
                                                              ------------------   -------------      -----
         Golden Corral in Stow, OH                              $ 1,668,863         $    90,480    $ 1,759,343
         Boston Market in San Antonio, TX                           851,302              46,154        897,456
         On The Border in San Antonio, TX                         1,186,744              64,342      1,251,086
         Boston Market in Minnetonka, MN                            815,065              44,190        859,255
         Wendy's in Sparta, TN                                      633,967              34,372        668,339
         Boston Market in Timonium, MD                            1,129,934              61,261      1,191,195
         Jack in the Box in Houston, TX                           1,289,000              69,886      1,358,886
         Golden Corral in Elizabethtown, KY                       1,453,059              78,780      1,531,839
         IHOP in Santa Rosa, CA                                   1,282,215              69,518      1,351,733
         Arby's in Lexington, NC                                    631,418              34,233        665,651
         IHOP in Bridgeview, IL                                   1,418,777              76,922      1,495,699
         Five properties under construction at
           March 31, 1997                                           318,898              17,290        336,188
                                                                -----------         -----------    -----------

                                                                $12,679,242         $   687,428    $13,366,670
                                                                ===========         ===========    ===========

         Adjustment classified as follows:
           Land and buildings on operating leases                                                  $ 7,871,708
           Net investment in direct financing leases                                                 5,494,962
                                                                                                   -----------

                                                                                                   $13,366,670
                                                                                                   ===========

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

                                    EXHIBITS

                                      None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                                     CNL INCOME FUND XVIII, LTD.


Dated:  July 30, 1997                        By:       /s/ Robert A. Bourne
                                                      ---------------------
                                                      ROBERT A. BOURNE,
                                                      General Partner